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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                JANUARY 24, 2005
                                (Date of Report)

                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its Charter)


                                     1-11718
                              (Commission File No.)

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
                           MARYLAND                                                       36-3857664
(State or other jurisdiction of incorporation or organization)                 (I.R.S. Employer Identification No.)

           TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                                         60606
             (Address of principal executive offices)                                         (Zip Code)
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                                 (312) 279-1400
              (Registrant's telephone number, including area code)


                       Manufactured Home Communities, Inc.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule (14d-2(b)) under the Exchange Act (17 CFR.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule (13e-4(c)) under the Exchange Act (17 CFR.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 24, 2005, Equity LifeStyle Properties, Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 2004. This information is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including
Exhibit 99.1 shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Lifestyle Properties under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

         Exhibit 99.1 Equity LifeStyle Properties, Inc. press release dated January 24, 2005 "ELS Reports Fourth Quarter Results".



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    EQUITY LIFESTYLE PROPERTIES, INC.




                                    BY: /s/ Thomas P. Heneghan
                                        ------------------------------------
                                        Thomas P. Heneghan
                                        Chief Executive Officer


                                    BY: /s/ Michael Berman
                                        ----------------------------
                                        Michael Berman
                                        Vice President and
                                          Chief Financial Officer


DATE:      January 26, 2005